Exhibit 10.40 FORM [DRVN LETTERHEAD] [DATE] [EMPLOYEE NAME EMPLOYEE ADDRESS] Dear [EMPLOYEE NAME]: As you know, in connection with the initial public offering (the “IPO”) of Driven Brands Holdings Inc. (the “Company”), the Company previously granted you certain equity awards in exchange for the Class B Common Units you held in Driven Investor LLC as of immediately prior to the IPO. These awards included (i) certain non-qualified stock options to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) under the Driven Brands Holdings Inc. 2021 Omnibus Incentive Plan and the applicable award agreement provided to you (the “Option Agreement”) that are subject to the performance- based vesting conditions specified in the Option Agreement (such performance-based options, the “Top- Up Options”), and (ii) certain restricted shares of Common Stock under the Driven Investor LLC Incentive Equity Plan and the applicable award agreement provided to you (the “Restricted Share Agreement”) that are subject to the performance-based vesting conditions specified in the Restricted Share Agreement (such performance-based restricted shares, the “Distributed Shares” and together with the Top-Up Options, the “IPO Performance Awards”). All of your outstanding IPO Performance Awards are listed in Exhibit A attached hereto. The Company has determined to waive the performance-based vesting conditions of all of your unvested IPO Performance Awards and instead provide that all of your unvested IPO Performance Awards shall be subject to a time-based vesting schedule on the terms specified in this letter agreement (the “Agreement”), in exchange for your execution of this Agreement. 1. Effectiveness. This Agreement is effective as of the date first set forth above. 2. Vesting Schedule Change. (a) Subject to the terms of this Agreement, (i) the performance-based vesting conditions of all of your unvested IPO Performance Awards, as listed in Exhibit A, are hereby waived (including, for the avoidance of doubt, the requirement that Roark Capital Management, LLC and its affiliates collectively own and control less than 50% of the equity and voting interests in the Company), (ii) all of your unvested IPO Performance Awards shall instead fully vest as of April 30, 2025 (the “Service Date”), subject to your Continuous Service (as defined in your Option Agreement or Restricted Share Agreement, as applicable) through the Service Date, and (iii) all of your outstanding and unvested IPO Performance Awards shall immediately vest in full upon a Sale Transaction, as such definition is modified by this Agreement below, that occurs prior to the Service Date subject to your Continuous Service through the date of the Sale Transaction (collectively, the “Vesting Schedule Change”). (b) The definition of “Sale Transaction” in your Option Agreement and Restricted Share Agreement is hereby amended and restated to read as follows: “Sale Transaction” means any one of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions (including by way of merger, consolidation, recapitalization, reorganization or sale of securities of one or more of the Company’s Subsidiaries), to any Person for value, of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis, (ii) a transaction or

2 series of transactions (including by way of merger, consolidation, recapitalization, reorganization or sale of securities by the holders of securities of the Company) with any Person the result of which is that the shareholders immediately prior to such transaction are (after giving effect to such transaction) no longer, in the aggregate, the “beneficial owners” (as such term is defined in Rule 13d-3 and Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations), directly or indirectly through one or more intermediaries, of more than 50% of the shares of the Company on an as converted fully-diluted basis, or (iii) the Common Stock no longer being listed on a national securities exchange. Notwithstanding the foregoing, a Sale Transaction shall not include any such transaction effected by the issuance of Equity Securities by the Company or any of its Subsidiaries without any subsequent redemptions of other Equity Securities of the Company. (c) Except as expressly modified by Section 2(a) and (b) above, the remaining terms of your IPO Performance Awards remain in full force and effect, including the exercise price and expiration date applicable to your Top-Up Options. For the avoidance of doubt, the Vesting Schedule Change does not affect any time-based equity awards granted to you in connection with the IPO (other than with respect to the amendment to the definition of Sale Transaction above) or any of your other performance or time- based equity awards in the Company which are not IPO Performance Awards listed in Exhibit A. 3. Release. (a) In consideration for the benefits provided under this Agreement, including the Vesting Schedule Change, you, for yourself and on behalf of your past, present or future heirs, executors, spouses, trustees, beneficiaries, representatives, attorneys, administrators, successors and assigns (each, a “Releasing Party”) hereby absolutely, unconditionally and irrevocably and forever releases and discharges the Company and its affiliates, predecessors, successors and assigns, and each of such person’s past, present and future directors, direct and indirect stockholders, officers, employees, agents, subsidiaries, affiliates, attorneys, representatives, successors and assigns (each such releasee, a “Released Party”), of and from, and hereby unconditionally and irrevocably waives, any and all claims (including any derivative claim on behalf of any person), actions, causes of action, suits, arbitrations, proceedings, debts, liabilities, obligations, sums of money, accounts, covenants, contracts, controversies, agreements, promises, damages, fees, expenses, judgments, executions, claims and demands arising out, relating to, against or in any way connected with any Released Party of any kind or character whatsoever, known or unknown, at law or in equity, that such Releasing Party ever had, now has or ever may have or claim to have against any Released Party, for or by reason of any matter, circumstance, event, action, inaction, omission, cause or thing whatsoever arising on or prior to the date of this Agreement relating to your employment or other services provided to the Company (collectively, the respective “Released Claims”). (b) Notwithstanding the foregoing, the Released Claims shall not include your rights (if any) to: any accrued but unpaid compensation or any other payment or benefit to which you are legally entitled under any other contractual agreements with the Company; benefits under any employee benefit plans in accordance with their terms (including any right to reimbursement of properly incurred business expenses); any claim that arises after the date you sign this Agreement; any claim for indemnification, advancement of expenses or D&O liability insurance coverage under any indemnification agreement with the Company, the Company’s governing documents, or the Company’s D&O or fiduciary liability insurance policies; any rights as a stockholder of the Company; the filing of any claims under state workers’ compensation or unemployment laws; claims under the Age Discrimination and Employment Act of 1967; and/or claims which you cannot waive as a matter of law, and this Agreement shall not be interpreted to require you to waive or release your right to file a charge with or report allegedly unlawful conduct to the

3 Equal Employment Opportunity Commission, the National Labor Relations Board, or the Securities and Exchange Commission. You do waive and release your right to any monetary recovery or other personal relief should the such agencies enforcing employment laws pursue claims on your behalf; provided, that you do not waive any rights to any whistleblower incentives provided under applicable law. You understand that nothing in this Agreement is intended to interfere with or discourage your good faith disclosure to any governmental entity related to a suspected violation of the law, and you further understand that the Released Parties will not retaliate against you in any way for a disclosure made pursuant to this provision. The foregoing release is not intended to indicate that any Released Claims exist or that, if they do exist, they are meritorious. (c) [For the purpose of giving a full and complete release, you understand and agree that this Agreement includes all claims that you may have and that you do not now know or suspect to exist in your favor against any of the Released Parties, and that this Agreement extinguishes those claims. Further, you waive all the benefits and rights granted by California Civil Code Section 1542, and any other applicable similar laws, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.]1 4. Acknowledgment. You hereby acknowledge and agree that the IPO Performance Awards reflected in Exhibit A represent all of your outstanding Top-Up Options and Distributed Shares as of the date hereof and such awards are your only equity awards affected by this Agreement (other than with respect to the amendment to the definition of Sale Transaction in your Option Agreement and Restricted Share Agreement). 5. Amendment/Waiver. No provision of this Agreement may be amended, modified, waived or discharged except by a written document signed by you and a duly authorized officer of the Company. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion will not be considered a waiver of such party’s rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. 6. Entire Agreement. This Agreement, including Exhibit A, sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, (other than the Option Agreement (as modified hereby), Restricted Share Agreement (as modified hereby), Driven Brands Holdings Inc. 2021 Omnibus Incentive Plan, and Driven Investor LLC Incentive Equity Plan). 7. Governing Law. The validity, interpretation, construction and performance of this Agreement will be governed by the laws of the State of Delaware, without giving effect to its conflicts of law. 1 NTD: Include for any California employees (if any hold IPO Performance Awards).

4 8. Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile of PDF), each of which will be deemed an original but all of which together will constitute one and the same instrument. 9. Severability. In the event that any provision of this Agreement will be illegal or invalid for any reason, said illegality or invalidity will not affect the remaining parts hereof, but this Agreement will be construed and enforced as if such illegal and invalid provision never existed. Please sign this Agreement and return the signed copy to [_____] by no later than [______]. We thank you for your efforts with the Company to date and look forward to your continued service with us. IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date of the last signature below. Driven Brands Holdings Inc. By:__________________________________ Name: Title: Date: Agreed to and accepted by: ______________________________ [EMPLOYEE NAME] Date: ________________

Exhibit 10.40 FORM [Exhibit A] Exhibit A IPO Performance Awards